UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2008

X-Change Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	002-41703	900156146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

710 Century Parkway, Allen, Texas		75013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-747-0051 x113

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2008, The Board of Directors of The X-Change Corporation appointed Mr. Fred S. Zeidman as a Director of the Company effective immediately.

Mr. Zeidman is Interim President and Director of Nova Biosource Fuels, Inc. He previously served as Chairman of the Board of Seitel Inc., a member of the New York Stock Exchange, that is a leading provider of seismic data and related geophysical expertise to the petroleum industry. He is the former CEO and President of Intersystems, Inc., and the founder of Houston Venture Capital Association. He has served as a Managing Director of the law firm Greenberg Traurig, LLP since July 2003 and as Chairman of the Board of Turnaround Partners, Inc. and Corporate Strategies, Inc., a consulting firm since July 2004.

Mr. Zeidman was appointed by President George W. Bush to serve as the Chairman of the U.S. Holocaust Memorial Council; the Museum’s governing board, in March 2002.
A prominent Houston-based business and civic leader, Mr. Zeidman is on the Board of Directors for TransMeridian Exploration, Inc.; Compact Power, Inc.; Director of Prosperity Bank in Houston; Chairman, Southwest Region, Anti-Defamation League; Vice Chairman of the Board of Regents, Texas Southern University; Texas State Chairman, Israel Bonds, and a member of the Board of Development Corporation of Israel ; Vice Chairman, Republican Jewish Coalition; Vice President and Director, Jewish Institute for National Security Affairs; and member of the Investment in Discovery Campaign Committee, Baylor College of Medicine.

He also serves on the Executive Committees of the American Israel Public Affairs Committee (AIPAC); the Houston Jewish Community Foundation; the Texas Inter-Faith Housing Corporation; and the Houston Ear Research Foundation. He has played a leadership role in a number of other organizations, including the Jewish Federation of Greater Houston, the American Jewish Committee, the North American Jewish Forum, and the Houston Grand Opera, and Washington University.

He formerly served as co-chairman of the finance committee of the Republican Party of Harris County, Texas, and formerly served on the finance committee of the Republican Party of Texas, and was a Ranger for the Bush Campaign. In addition, Mr. Zeidman was vice-chairman of the Dole/Kemp presidential campaign in Harris County and has been a key Jewish advisor to Republican congressional and senatorial delegations nationwide.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the appointment of Fred S. Zeidman as Director is attached as Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release announcing appointment of Fred S. Zeidman as Director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-Change Corporation

July 22, 2008	By:	/s/ George DeCourcy

Name: George DeCourcy
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release